Long Island’s Premier Community Bank

www.astoriafederal.com

Keefe, Bruyette & Woods

2009 Regional Bank Conference

March 4, 2009

Forward Looking Statement

This presentation may contain a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  Forward-looking statements are based on various assumptions and analyses made by us in light of our management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors
(many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business;
changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate.  We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

  NYSE:  AF

Corporate Profile

$22.0 billion in assets

$16.7 billion in loans

$13.5 billion in deposits

8.0% deposit market share in Long Island market

                 –  Largest thrift depository

Insider & ESOP stock ownership: 22%

Well capitalized

                 –       Bank regulatory capital target > 6%

                                Core and tangible capital:  6.39%

                                 Risk-based capital:  12.02%

All figures in this presentation are as of December 31, 2008, except as noted.

1-4 Family loan portfolio increased $721.3 million, or 6.2%, from December 31,
2007, to $12.3 billion, with a weighted average rate of 5.65% at December 31,
2008

Deposits increased $430.5 million; weighted average rate of deposits declined 70 bp from December 31, 2007, to 2.78% at December 31, 2008

Net interest income increased $61.9 million, or 18.5%, from 2007, to $395.4 million for 2008

Net interest margin increased 29 basis points from 2007 to 1.91% for 2008

4Q08 margin increased 61 basis points from 4Q07 to 2.18%

Provision for loan losses increased $66.5 million from 2007 to $69.0 million for 2008

Operating income of $125.8 million compared to $138.1 million for 2007*

2008 Financial Highlights

*   Included in the year ended December 31, 2008, is an OTTI, after-tax, non-cash charge totaling $50.5 million, or $0.56 per diluted share, relating to Freddie Mac preferred stock.  Included in the year ended December 31, 2007 is an OTTI, after-tax, non-cash charge totaling $13.3 million, or $0.14 per diluted share, relating to Freddie Mac preferred stock.  For a reconciliation of operating income and operating EPS to GAAP net income and EPS, please refer to the tables on page 35.

EFFICIENCY

MORTGAGE LENDING

• Portfolio lender,

• 1-4 Family, Multi-Family and CRE

   expertise

• Solid asset quality

RETAIL BANKING

         •    Premier community bank on

                            Long Island

         • Dominant deposit market share

         •   #1 thrift depository in core market

Same Simple Business Model

NOT A MTGE. BANKER

Total Assets: $22,696,536

At December 31, 1999

Assets

Assets

Liabilities & Shareholders’ Equity

Liabilities & Shareholders’ Equity

Total Assets: $21,982,111

At December 31, 2008

Improving Balance Sheet Quality

($ in thousands)

($ in thousands)

*    Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended September 30, 2008.  AF data is for the twelve months ended December 31, 2008.

      Source: SNL Financial – Median Ratios

(1)   G&A expense ratio represents general and administrative expense divided by average assets.

Low Expense Ratio(1)

Fewer participants

Tighter underwriting standards

Wider spreads

More volume

1-4 Family Mortgage Lending:

Positive Environment for Quality Portfolio Growth

Primarily short-term, 5/1 jumbo prime hybrid ARMs for portfolio

                    No sub-prime, negative amortization or payment option ARM lending

                    Average loan amount for 2008 production = $675,000

                    Average LTV on 2008 production = 57% at origination

                    Average LTV on total 1-4 family loan portfolio < 63%*

Multiple delivery channels provide flexibility & efficiency

                    Retail

                    Commissioned brokers covering 19 states**

                    Third party originators – correspondents covering 20 states**

Secondary marketing capability

                    Sale of 15 year and 30 year fixed rate loans reduces interest rate risk

Geographically diversified portfolio

                    Reduces lending concentrations

1-4 Family Mortgage Lending

*  Based on current principal balances and original appraised values.

** All loans underwritten to Astoria’s stringent standards.  Includes Washington, D.C.

By Product Type

(In Billions)

$3.2 B

$3.3 B

$2.7 B

$3.8 B

1-4 Family Mortgage Loan Originations

10

$3.8 B

Net portfolio growth:

+$83.7 M

+$703.2 M

+$456.2 M

+$1.4 B

+$721.3 M

Weighted Avg. Portfolio

Coupon at Period End

5.05%

5.19%

5.48%

5.70%

5.65%

Solid Multi-family/CRE portfolio

            $3.9 billion in portfolio

                 –             Weighted Average Coupon at December 31, 2008:  5.98%

            Conservative underwriting

                 –             2008 production – $514.2 million

                                 Weighted average LTV = 56% at origination

                                 Average loan amount = $2.0 million

                 –              Total portfolio

                                 Weighted average LTV < 62%*

                                 Average loan < $1 million

Approximately 70% of multi-family portfolio is subject

                to rent control or rent stabilization

Multi-family/Commercial Real Estate Lending

* Based on current principal balances and original appraised values.

•       Limited credit risk

                        Conservative underwriting, top quality loans, low LTVs

                         No sub-prime, negative amortization or payment option ARM lending

                         Non-performing assets: $264 million or 1.20% of total assets

                        No geographic concentration of NPLs

                        Net charge-offs 18 basis points in 2008

•        Top quality MBS portfolio

                        95% GSE/agency, balance ‘AAA’ rated

                        CMOs, seasoned collateral, well structured with minimal extension risk

                        Average life 1.8 years

Asset Quality Focus

Asset Quality

(1)

Includes construction loans of $56.8 million, $7.8 million non-performing, consumer loans of $335.4 million, $2.2 million non-performing.

(2)

Includes $117.8 million of net unamortized premiums and deferred loan costs.

($ in millions)

At or For the Twelve Months Ended December 31, 2008

Multi-family/

CRE

Loan portfolio balance

$

12,349.6

$

3,852.8

$

392.2

(1)

$

16,712.4

(2)

Non-performing loans

$

177.5

$

51.1

$

10.0

$

238.6

% of total loans

1.06

%

0.31

%

0.06

%

1.43

%

Net charge-offs

$

17.1

$

9.4

$

2.4

$

28.9

Net charge-offs to avg. loans

11

bp

6

bp

1

bp

18

bp

Other

1-4

Family

Total

Source:  MBA National Delinquency Survey.

1-4 Family Delinquency Ratios: AF vs. MBA

Outsourced

Mtge. Servicing

12/31/05

LI Savings Bank

Acquisition

09/30/98

Geographic Composition of 1- 4 Family NPLs

(1)  Includes 27 states

At December 31, 2008

($ in millions)

Total

% of

Total

% of

1-4 Family

1-4 Family

Non-Performing

1-4 Family

1-4 Family

Non-Performing

Non-Performing

Loans as a %

State/DC

Loans

Loans

Loans

Loans

of State Totals

New York

$

2,893.5

23

%

$16.9

10

%

0.58

%

California

1,366.2

11

28.3

16

2.07

Illinois

1,305.7

11

21.8

12

1.67

Connecticut

1,303.7

11

12.6

7

0.97

New Jersey

1,037.9

8

20.7

12

1.99

Virginia

942.9

8

17.9

10

1.90

Maryland

879.1

7

21.2

12

2.41

Massachusetts

839.1

7

7.5

4

0.89

Florida

315.1

3

15.3

9

4.86

Washington

291.1

2

0.0

0

0.00

Georgia

162.0

1

2.5

1

1.54

Pennsylvania

131.4

1

1.7

1

1.29

Washington, D.C.

129.7

1

2.5

1

1.93

North Carolina

125.5

1

1.1

1

0.88

All other states

(1)

626.7

5

7.5

4

1.20

TOTAL

$

12,349.6

100

%

$177.5

100

%

1.44

%

Organic growth vs. de-novo branching

Differentiation from competition

                 –              Maintain pricing discipline

                 –            Pro-active sales culture – PEAK Process

                 –            Focus on customer service – High customer satisfaction

                 –            Community involvement – Support over 575 local

                  organizations and not-for-profit agencies in our markets

Astoria Federal is an integral part of the fabric of the communities we serve

Retail Banking Philosophy

•        $13.5 billion in deposits, 85 banking office network

                              Serving the Long Island market since 1888

•        Low cost/stable source of funds – average cost: 2.82%*

•        $12.5 billion, or 93%, of total deposits emanate from within

            5 miles of a branch

•        Banking offices with high average deposits contribute to
             efficiency

                              Long Island Offices (82) – Nassau (28), Queens (17), Suffolk (25),
             Brooklyn (12) – Average Deposits of $157 Million

                              Westchester Offices (3) – Average Deposits of $194 Million

•  Alternative delivery channels

                              ATM’s, telephone and Internet banking

* For the quarter ended December 31, 2008

Leading Retail Banking Franchise

TOTAL 4 COUNTY POPULATION: 7,661,593

Source: SNL Financial LC (as of June 30, 2008)

Kings County (Brooklyn)

Population: 2,548,982

Median household income: $43,514

Deposits: $1.6 billion

Branches: 12

Market share: 5%

Rank: #2 thrift, #6 all banks

Queens County

Population: 2,279,742

Median household income: $57,409

Deposits: $3.1 billion

Branches: 17

Market share: 8%

Rank: #1 thrift, #4 all banks

Nassau County

Population: 1,334,459

Median household income: $100,150

Deposits: $5.1 billion

Branches: 28

Market share: 10%

Rank: #1 thrift, #4 all banks

Suffolk County

Population: 1,498,410

Median household income: $86,495

Deposits: $3.1 billion

Branches: 25

Market share: 8%

Rank: #1 thrift, #3 all banks

Long Island Powerhouse

Well Positioned in Key Markets

Overall LI Deposit Share Ranking :

#1- all thrifts,  #4- all banks

Brooklyn, Queens, Nassau and Suffolk

Market Share Trend 1999 - 2008

Note: Data adjusted to include the effect of merger and acquisition activity.

* Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits. Reflects one branch closed in 3Q08

Source:  FDIC Summary of Deposits.  Data as of June 30, 2008.  Top 8 represents institutions with deposits exceeding $5 Billion.

($ in millions)

June 08

June 99-08

June 99-08

June 2008

June 99-08

Market

Market Share

Change in #

Institution

Deposits

$

Growth

%

Share

Gain/(Loss)

of Branches

1

TD Bank

$

7,233

$

7,233

100.0

%

4.5

%

4.5

%

60

2

Citibank

19,818

5,977

43.2

12.4

(0.1)

(18)

3

ASTORIA*

12,802

3,608

39.2

8.0

(0.3)

(2)

4

NY Community

10,069

2,026

25.2

6.3

(0.9)

29

5

HSBC

10,461

1,930

22.6

6.5

(1.1)

(6)

6

Capital One

22,800

5,423

31.2

14.2

(1.4)

7

7

Chase

38,034

9,914

35.3

23.7

(1.5)

46

8

Bank of America

5,360

(2,578)

(32.5)

3.3

(3.8)

(2)

     Total - Top 8

$

126,577

$

33,533

36.0

%

79.0

%

(4.6)

%

+ 114

     Total - Core Market

$

160,225

$

48,882

43.9

%

100.0

%

+ 306

* Note:     59% of the households that have a retail CD or Liquid CD account also have a low cost checking, savings or money market account relationship.

  At December 31, 2008

Total - $13.5 Billion

*Retail CDs: $8.9B

  Rate: 3.83%

Money Market: $0.3B

Rate: 1.03%

Savings: $1.8B

Rate: 0.40%

*Liquid CDs: $1.0B

  Rate: 2.32%

Now/Demand: $1.5B

Rate: 0.06%

Core Community Deposits

•         Loan and deposit growth

•     Modest margin expansion

•     Increased FDIC premium and pension expense

•         Reduced FHLB dividends

•        Internal tangible capital generation

•     Maintain bank regulatory capital > 6% well-capitalized

                           Core and tangible capital: 6.39% at December 31, 2008

                           Risk-based capital: 12.02% at December 31, 2008

Outlook for 2009

www.astoriafederal.com

Addendum

Long Island’s Premier Community Bank

At December 31, 2008

Shares Outstanding: 95,881,132

Ownership Profile

37

68

Support Services

Arnold K. Greenberg

Executive Vice President

29

55

Legal

Alan P. Eggleston

EVP, Secretary & General Counsel

32

55

Mortgage Lending

Gary T. McCann

Executive Vice President

38

62

Retail Banking

Gerard C. Keegan

Vice Chairman & CAO

19

45

Chief Financial Officer

Frank E. Fusco

EVP, Treasurer & CFO

34

58

Chief Operating Officer

Monte N. Redman

President & COO

37

70

Chief Executive Officer

George L. Engelke, Jr.

Chairman & CEO

Yrs. in
Banking

Age

Responsibility

Solid and Seasoned Management Team

6.39%

6.39%

Bank Regulatory Capital*

12.02%

*   Astoria Federal Savings

Total 1-4 Family Loan Originations

$3.8 Billion

Average LTV: 57%

Geographic Composition of 1-4 Family Originations

For the twelve months ended December 31, 2008

For the quarter ended December 31, 2008

Total 1-4 Family Loan Originations

$449.9 Million

Average LTV: 57%

By Delivery Channel

(In Billions)

$3.2B

$3.3B

$2.7B

1-4 Family Mortgage Loan Originations

$3.8B

$3.8B

Geographic Composition of 1-4 Family Loan Portfolio

At December 31, 2008

Total 1-4 Family Loan Portfolio

$12.3 Billion

At December 31, 2008

Total Multifamily/CRE Portfolio

$3.9 Billion

New York,

New Jersey,

Connecticut

93%

Geographic Composition of Multi-family/CRE Portfolio Loans

Net Loan Charge-Offs by State

For the Year Ended December 31, 2008

($ in millions)

State/DC

1-4 Family

Multi-family/CRE

Other

Total

Virginia

$

5.2

$

0.0

$

0.0

$

5.2

California

4.6

0.0

0.0

4.6

Florida

1.7

1.4

1.3

4.4

New York

0.3

1.8

1.1

3.2

Tennessee

0.0

2.4

0.0

2.4

New Jersey

0.5

1.8

0.0

2.3

Connecticut

0.7

1.3

0.0

2.0

Maryland

1.5

0.0

0.0

1.5

Illinois

0.5

0.7

0.0

1.2

Massachusetts

0.8

0.0

0.0

0.8

Georgia

0.5

0.0

0.0

0.5

Michigan

0.3

0.0

0.0

0.3

Washington, D.C.

0.3

0.0

0.0

0.3

Other

0.2

0.0

0.0

0.2

TOTAL

$

17.1

$

9.4

$

2.4

$

28.9

(1)  Branches sold in 1999

(2)  One satellite office closed in 1997

$11,590

86

TOTAL

6,600

35

Long Island Bancorp, Inc.

1998

2,400

14

The Greater NY Savings Bank

1997

1,800

18

Fidelity New York (2)

1995

280

4

Whitestone Savings (RTC)

1990

205

4

Oneonta Federal (1)

1987

25

1

Chenango Federal (1)

1984

100

3

Hastings-on-Hudson Federal

1982

130

5

Citizens Savings (FSLIC)

1979

$       50

2

Metropolitan Federal

1973

Assets

# Branches

Thrift

Year

(in millions)

Acquisition History

Performance based on Enthusiasm, A ctions and Knowledge

“Sales Oriented and Service Obsessed”

              A “needs” based approach to sales rather than “product”
based approach

              Highly interactive program – daily and weekly meetings
create a focus that is shared throughout the branch network

              Incentives for strong performance, both individual and team

Sales – PEAK Process

  Key Findings : Favorably Positioned Against Competitors

•        74% of Astoria customers are highly satisfied

•        72% of Astoria customers are highly likely to recommend

             Astoria to friend/family member

•        Astoria customers are 22% more likely to net increase their deposit relationship than are competitor customers

•        Satisfaction with the branch is by far the strongest driver of overall satisfaction –  87% of Astoria customers are highly
satisfied with quality of branch service

Customer Satisfaction

•      Education First

            Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live

•      Neighborhood Outreach

            Supports local organizations that enrich the communities within our market area

            Over 575 community-based organizations and not-for-profit agencies supported in our markets

•      Results/Recognition

            Six consecutive “Outstanding” Community Reinvestment Act ratings by OTS

Astoria Federal is an integral part of the fabric of the communities we serve

Community Involvement

Key Initiatives

Reconciliation of GAAP Net Income to Non-GAAP Net Income(1)

(In Thousands, Except Per Share Data)

(3)  Adjustments relate to the other-than-temporary write-down of securities charge and the related tax effects recorded in the 2007 fourth quarter.

       adjustment recorded in the 2008 fourth quarter as a result of tax changes due to the enactment of the Emergency Economic Stabilization Act in October 2008.

(2)  Adjustments relate to the other-than-temporary impairment write-down of securities charge and the related tax effects recorded in the 2008 third quarter and subsequent tax

(1)  Non-GAAP net income is also referred to as operating income and operating EPS throughout this presentation.

GAAP

GAAP

Net interest income

$395,384

$         -

$395,384

$333,528

$         -

$333,528

Provision for loan losses

69,000

-

69,000

2,500

-

2,500

Net interest income after provision for loan losses

326,384

-

326,384

331,028

-

331,028

Non-interest income

11,180

77,696

88,876

75,790

20,484

96,274

Non-interest expense

233,260

-

233,260

231,273

-

231,273

Income before income tax expense

104,304

77,696

182,000

175,545

20,484

196,029

Income tax expense

28,962

27,194

56,156

50,723

7,169

57,892

Net income

$  75,342

$50,502

$125,844

$124,822

$13,315

$138,137

Basic earnings per common share

$0.84

$0.56

$1.40

$1.38

$0.15

$1.53

Diluted earnings per common share

$0.83

$0.56

$1.39

$1.36

$0.14

$1.50

Non-GAAP (1)

Non-GAAP

net

income,

non-GAAP

earnings

per

share

and

non-GAAP

returns,

representing

net

income

and

earnings

per

share

determined

in

accordance

with

GAAP

excluding

the

effects

of

the

after-tax

charges

noted

below,

provide

a

meaningful

comparison

for

effectively

evaluating

Astoria's operating results.

Non-GAAP (1)

Adjustments (2)

For the Year Ended

For the Year Ended

December 31, 2008

December 31, 2007

Adjustments (3)

Mortgage Bankers Association

-

MBA

Mortgage-Backed Securities

-

MBS

Office of Thrift Supervision

-

OTS

Earnings Per Share

-

EPS

Federal Home Loan Bank

-

FHLB

Non-Performing Loan

-

NPL

Loan-To-Value Ratio

-

LTV

Other Than Temporary Impairment

-

OTTI

Government Sponsored Enterprise

-

GSE

Generally Accepted Accounting Principles

-

GAAP

Collateralized Mortgage Obligation

-

CMO

Employee Stock Ownership Plan

-

ESOP

Commercial Real Estate

-

CRE

Adjustable Rate Mortgage

-

ARM

Glossary

Long Island’s Premier Community Bank

www.astoriafederal.com